g:\funds\slip\xmts\maturity.stk

              SMITH BARNEY TAX-EXEMPT INCOME FUND

Supplement dated March 22, 1996 to Prospectus dated November  28,
1995




      The paragraph entitled "Investment Objective, located on page 3 of the Fund's Prospectus is amended in its entirety to read as follows:

     "INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company that seeks maximum current income exempt from Federal income taxes by investing primarily in intermediate- and long-term municipal bonds and notes rated A, Baa or Ba by Moodys Investors Service, Inc. (Moodys) or A, BBB or B by Standard & Poors Corporation (S&P). Intermediate-term bonds have remaining maturities at the time of purchase of between five and fifteen years. Long-term bonds have remaining maturities at the time of purchase of between fifteen and thirty years. It is anticipated that the average remaining maturity of bonds purchased by the Fund will be between fifteen and twenty five years."










FD01107   3/96